================================================================================



                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549


                                   FORM 8-K/A
                                (AMENDMENT NO. 1)


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                FEBRUARY 25, 2000
               (DATE OF REPORT) (DATE OF EARLIEST EVENT REPORTED)

                              EXCO RESOURCES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                      TEXAS
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

                     0-9204                     74-1492779
             (COMMISSION FILE NO.) (IRS EMPLOYER IDENTIFICATION NO.)


                               5735 PINELAND DRIVE
                                    SUITE 235
                             DALLAS, TEXAS                75231
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (214) 368-2084


================================================================================

         The undersigned Registrant hereby amends and restates "Item 7. Financial Statements and Exhibits" of its Current Report on Form 8-K filed on March 6, 2000, dated February 25, 2000 to include the following:

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Financial Statements.

          Audited Statements of Operating Revenues and Direct Operating Expenses of the Val Verde County Properties for the year ended December 31, 1997, the six months ended June 30, 1998 and December 31, 1998, and the year ended December 31, 1999, together with report of independent accountants, Ernst & Young LLP, and independent public accountants, Arthur Andersen LLP were filed March 22, 2000 with the Registrant's Form 10-K for the year ended December 31, 1999 and are incorporated by reference herein.

     (b)  Pro Forma Financial Information.

          Unaudited Pro Forma Combined Condensed Financial Statements of EXCO Resources, Inc. for the year ended December 31, 1999 were filed March 22, 2000 with the Registrant's Form 10-K for the year ended December 31, 1999 and are incorporated by reference herein.

     (c)  Exhibits.

          Number      Document
          ------      --------
                      None.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                     EXCO RESOURCES, INC.


                                     By: /s/ J. DOUGLAS RAMSEY
                                         ----------------------------------
                                         J. Douglas Ramsey
                                         Vice President and Chief Financial
                                         Officer

Dated: May 17, 2000





                                      -2-